Exhibit 99.2

Fannie Mae

2012 First-Quarter Credit Supplement

May 9, 2012

This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, the “2012 Q1 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2012 Q1 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31 2011, the “2011 Form 10-K.” These materials should be reviewed together with the 2012 Q1 Form 10-Q and the 2011 Form 10-K, copies of which are available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s Web site at www.fanniemae.com. Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.

This presentation includes forward-looking statements relating to future home price changes. These statements are based on our opinions, analyses, estimates, forecasts and other views on a variety of economic and other information, and changes in the assumptions and other information underlying these views could produce materially different results. The impact of future home price changes on our business, results or financial condition will depend on many other factors.

Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A zero indicates less than one half of one percent. A dash indicates a null value.

1

Table of Contents

Slide

Home Price Growth/Decline Rates in the U.S. 3 Home Price Change Peak-to-Current as of 2012 Q1 4 Fannie Mae Acquisition Profile by Key Product Features 5 Fannie Mae Credit Profile by Key Product Features 6 Fannie Mae Credit Profile by Origination Year and Key Product Features 7 Fannie Mae Credit Profile by State 8 Fannie Mae Alt-A Credit Profile by Key Product Features 9 Fannie Mae Single-Family Serious Delinquency Rates by States and Region 10 Fannie Mae Single-Family Completed Workouts by Type 11 Home Affordable Modification Program (HAMP) 12 Fannie Mae Single-Family Loan Modifications by Monthly Payment Change and Type 13

Performance of Fannie Mae Modified Loans 14 Fannie Mae Single-Family Cumulative Default Rates 15 Fannie Mae Single-Family Real Estate Owned (REO) in Selected States 16 Fannie Mae Multifamily Credit Profile by Loan Attributes 17 Fannie Mae Multifamily Credit Profile by Acquisition Year 18 Fannie Mae Multifamily Credit Profile 19 Fannie Mae Multifamily Q1 2012 Credit Losses by State 20

2

Home Price Growth/Decline Rates in the U.S.

Fannie Mae Home Price Index

15% 10% 5% 0% -5% -10%

11.3%

10.6%

7.5% 7.7% 7.0%

6.3%

2.8%

-0.8%

-3.3% -3.6% -4.7% -4.3%

-9.0%

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012*

S&P/Case-Shiller Index 9.8% 7.7% 10.6% 10.7% 14.6% 14.7% -0.3% -8.4% -18.4% -2.5% -3.7% -4.0%

Growth rates are from period-end to period-end.

*Year-to-date as of Q1 2012. Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2012. Including subsequent data may lead to materially different results.

We expect peak-to-trough declines in home prices to be in the 24% to 30% range (comparable to a decline in the 34% to 41% range using the S&P/Case-Shiller index method).

Note: Our estimates differ from the S&P/Case-Shiller index in two principal ways: (1) our estimates weight expectations by number of properties, whereas the S&P/Case-Shiller index weights expectations based on property value, causing home price changes on higher priced homes to have a greater effect on the overall result; and (2) the S&P/Case-Shiller index includes sales of foreclosed homes while our estimates attempt to exclude foreclosed home sales, because we believe that differing maintenance practices and the forced nature of the sales make foreclosed home prices less representative of market values. We believe, however, that the impact of sales of foreclosed homes is indirectly reflected in our estimates as a result of their impact on the pricing of non-distressed sales. We estimate S&P/Case-Shiller comparison numbers by adjusting our internal home price estimates to compensate for the differences between our method and the S&P/Case-Shiller Index method. In addition to these differences, our estimates are based on our own internally available data combined with publicly available data, and are therefore based on data collected nationwide, whereas the S&P/Case-Shiller index is based on publicly available data, which may be limited in certain geographic areas of the country. Our comparative calculations to the S&P/Case-Shiller index provided above are not adjusted to compensate for this data pool difference.

3

FannieMae

Home Price Change Peak-to-Current as of 2012 Q1*

United States -23.9%



AK
-4.7%
0.2%
Pacific
-41.9%
25.0%
WA
-28.6%
3.5%
OR
-30.4%
1.6%
CA
-47.6%
18.9%
HI
-23.6%
0.8%
Mountain
-34.4%
8.4%
ID
-33.7%
0.5%
NV
-61.7%
1.0%
MT
-11.9%
0.3%
WY
-9.3%
0.2%
UT
-25.5%
1.0%
CO
-12.8%
2.5%
AZ
-51.3%
2.4%
NM
-18.1%
0.6%
West North Central
-13.3%
5.0%
ND
0.0%
0.1%
SD
-2.9%
0.2%
NE
-8.2%
0.4%
KS
-7.0%
0.5%
MN
-25.8%
1.8%
IA
-4.2%
0.6%
MO
-15.0%
1.4%
West South Central
-4.7%
7.1%
OK
-4.4%
0.6%
TX
-5.0%
5.2%
AR
-8.1%
0.5%
LA
-4.0%
0.9%
East North Central
-21.7%
12.0%
WI
-15.8%
1.8%
MI
-31.7%
2.5%
IL
-29.0%
4.3%
IN
-8.8%
1.2%
OH
-16.1%
2.3%
East South Central
-10.3%
3.4%
KY
-5.6%
0.6%
TN
-12.7%
1.3%
MS
-10.0%
0.4%
AL
-11.2%
1.0%
New England
-21.4%
5.8%
NH
-24.4%
0.5%
ME
-14.2%
0.3%
VT
-11.3%
0.2%
MA
-22.3%
3.1%
RI
-34.5%
0.4%
CT
-23.3%
1.4%
Middle Atlantic
-14.6%
12.7%
NY
-12.5%
5.6%
PA
-10.1%
3.0%
NJ
-28.3%
4.0%
South Atlantic
-31.6%
20.2%
WV
-2.3%
0.2%
VA
-21.7%
3.6%
DE
-21.5%
0.4%
MD
-31.0%
2.9%
DC
-6.1%
0.4%
NC
-14.0%
2.5%
SC
-15.0%
1.2%
GA
-30.6%
2.8%
FL
-51.2%
6.2%
State Growth Rate
Below -30%
-30% to -15%
-15% to -5%
-5% to 0%
0% and above
State
Growth Rate
UPB %

Top %: State/Region Home Price Decline Rate percentage from applicable peak in that state/region through March 31, 2012.

Bottom %: Percent of Fannie Mae single-family conventional guaranty book of business by unpaid principal balance as of March 31, 2012.

Note: Regional home price decline percentages are a housing stock unit-weighted average of home price decline percentages of states within each region.

*Source: Fannie Mae. Estimates based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2012. Including subsequent data may lead to materially different results.

4

Fannie Mae Acquisition Profile by Key Product Features

Credit Characteristics of Single-Family Business Volume (1)

Acquisition Year Q1 2012 2011 2010 2009 2008 2007 2006 2005 2004

Unpaid Principal Balance (billions) $ 200.1 $ 562.3 $ 595.0 $ 684.7 $ 557.2 $ 643.8 $ 515.8 $ 524.2 $ 568.8

Weighted Average Origination Note Rate 3.96% 4.35% 4.64% 4.93% 6.00% 6.51% 6.45% 5.73% 5.63%

Origination Loan-to-Value Ratio

<= 60% 28.9% 29.1% 30.3% 32.6% 22.7% 16.7% 18.6% 21.4% 23.1%

>60% and <= 70% 15.6% 15.5% 15.9% 17.0% 16.1% 13.5% 15.1% 16.3% 16.2%

>70% and <= 80% 35.4% 37.3% 38.5% 39.9% 39.5% 44.7% 49.6% 46.2% 43.1%

>80% and <= 90% 9.1% 8.9% 8.6% 6.9% 11.7% 9.1% 6.8% 7.4% 8.2%

>90% and <= 100% (2) 7.4% 6.8% 5.2% 3.3% 10.0% 15.8% 9.7% 8.5% 9.3%

> 100% (2) 3.7% 2.3% 1.6% 0.4% 0.1% 0.1% 0.2% 0.2% 0.2%

Weighted Average Origination Loan-to-Value Ratio 70.0% 69.3% 68.4% 66.8% 72.0% 75.5% 73.4% 72.0% 71.4%

Weighted Average Origination Loan-to-Value Ratio Excluding HARP (3) 66.9% 67.0% 66.0% 65.8%

FICO Credit Scores (4)

0 to < 620 0.5% 0.5% 0.4% 0.4% 2.8% 6.4% 6.2% 5.4% 5.6%

>= 620 and < 660 1.8% 1.8% 1.6% 1.5% 5.7% 11.5% 11.2% 10.7% 11.5%

>=660 and < 700 6.5% 7.0% 6.6% 6.5% 13.9% 19.2% 19.6% 18.9% 19.4%

>=700 and < 740 15.1% 16.2% 16.1% 17.2% 21.7% 22.6% 23.0% 23.2% 23.9%

>=740 76.0% 74.5% 75.1% 74.4% 55.8% 40.1% 39.7% 41.5% 39.2%

Missing 0.0% 0.1% 0.1% 0.1% 0.1% 0.1% 0.2% 0.3% 0.4%

Weighted Average FICO Credit Score (4) 763 762 762 761 738 716 716 719 715

Product Distribution

Fixed-rate 95.7% 93.5% 93.7% 96.6% 91.7% 90.1% 83.4% 78.7% 78.8%

Adjustable-rate 4.3% 6.5% 6.3% 3.4% 8.3% 9.9% 16.6% 21.3% 21.2%

Alt-A (5) 0.6% 1.2% 0.9% 0.2% 3.1% 16.7% 21.8% 16.1% 11.9%

Subprime ? ? ? ? 0.3% 0.7% 0.7% 0.0% ?

Interest Only 0.4% 0.7% 1.3% 1.0% 5.6% 15.2% 15.2% 10.1% 5.0%

Negative Amortizing ? ? ? ? 0.0% 0.3% 3.1% 3.2% 1.9%

Refinance 82.6% 76.5% 77.4% 79.9% 58.6% 50.4% 48.3% 53.1% 57.3%

Total Refi Plus (3) 22.5% 24.3% 23.4% 10.6% ? ? ? ? ?

HARP (3) 10.2% 8.5% 9.0% 3.8% ? ? ? ? ?

HARP Weighted Average Origination Loan-to-Value Ratio (3) 97.3% 94.1% 92.1% 90.7% ? ? ? ? ?

Investor 6.6% 6.5% 4.6% 2.5% 5.6% 6.5% 7.0% 6.4% 5.4%

Condo/Co-op 8.8% 8.8% 8.6% 8.2% 10.3% 10.4% 10.5% 9.8% 8.8%

(1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business volume refers to both single-family mortgage loans we purchased for our mortgage portfolio and single-family mortgage loans we guaranty into Fannie Mae MBS. Beginning with the third quarter of 2011, we prospectively report loans underlying long-term standby commitments in the period in which the commitment was established, rather than at the time of actual delivery.

(2) The increase for 2010, 2011, and 2012 is the result of our Refi PlusTM initiative, which involves the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%.

(3) Refi Plus and Home Affordable Refinance Program (HARP) started in April 2009. (4) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

(5) Newly originated Alt-A loans acquired in 2009, 2010, 2011, and 2012 consist of the refinance of existing Alt-A loans under our Refi Plus initiative.

5

FannieMae

Fannie Mae Credit Profile by Key Product Features

Credit Characteristics of Single-Family Conventional Guaranty Book of Business

	Categories Not Mutually Exclusive [1]									
As of March 31, 2012	Negative Amortizing Loans	Interest Only Loans	Loans with FICO < 620[3]	Loans with FICO ≥ 620 and < 660[3]	Loans with Origination LTV Ratio > 90%	Loans with FICO < 620 and Origination LTV Ratio > 90%[3]	Alt-A Loans	Subprime Loans	Sub-total of Key Product Features[1]	Overall Book
Unpaid Principal Balance (billions) [2]	$8.7	$125.2	$85.2	$180.7	$286.5	$18.7	$175.9	$5.6	$710.6	$2,777.3
Share of Single-Family Conventional Guaranty Book	0.3%	4.5%	3.1%	6.5%	10.3%	0.7%	6.3%	0.2%	25.6%	100.0%
Average Unpaid Principal Balance [2]	$109,790	$240,870	$120,034	$132,760	$156,920	$118,628	$157,756	$146,702	$151,102	$156,697
Serious Delinquency Rate	7.18%	14.70%	12.57%	9.68%	7.23%	16.83%	12.03%	21.67%	8.99%	3.67%
Origination Years 2005-2008	55.1%	81.9%	59.4%	54.9%	40.9%	63.5%	70.5%	85.3%	53.9%	28.3%
Weighted Average Origination Loan-to-Value Ratio	70.6%	74.7%	76.8%	77.1%	97.8%	98.4%	73.5%	77.0%	82.0%	71.5%
Origination Loan-to-Value Ratio > 90%	0.3%	8.8%	21.9%	20.2%	100.0%	100.0%	6.9%	6.6%	40.3%	10.3%
Weighted Average Mark-to-Market Loan-to-Value Ratio	100.7%	119.3%	92.7%	93.0%	111.4%	116.7%	102.7%	113.1%	101.1%	80.0%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	13.1%	24.8%	19.0%	17.9%	37.7%	34.5%	20.0%	24.1%	25.4%	10.9%
Mark-to-Market Loan-to-Value Ratio > 125%	35.1%	38.5%	15.9%	16.6%	20.2%	29.0%	25.2%	30.3%	19.5%	7.7%
Weighted Average FICO [3]	707	725	587	641	716	590	716	620	693	739
FICO < 620 [3]	6.8%	1.4%	100.0%	—	6.5%	100.0%	1.0%	50.0%	12.0%	3.1%
Fixed-rate	1.4%	30.6%	80.0%	82.7%	89.1%	77.8%	66.3%	64.8%	76.4%	89.4%
Primary Residence	68.7%	85.3%	96.6%	94.0%	95.2%	98.9%	77.6%	96.8%	90.0%	89.3%
Condo/Co-op	13.3%	16.0%	4.8%	6.5%	10.2%	5.8%	10.3%	4.2%	9.5%	9.4%
Credit Enhanced [4]	54.7%	16.7%	28.6%	26.8%	69.6%	83.9%	16.0%	59.3%	35.1%	13.8%
% of 2007 Credit Losses [5]	0.9%	15.0%	18.8%	21.9%	17.4%	6.4%	27.8%	1.0%	72.3%	100.0%
% of 2008 Credit Losses [5]	2.9%	34.2%	11.8%	17.4%	21.3%	5.4%	45.6%	2.0%	81.3%	100.0%
% of 2009 Credit Losses [5]	2.0%	32.6%	8.8%	15.5%	19.2%	3.4%	39.6%	1.5%	75.0%	100.0%
% of 2010 Credit Losses [5]	1.9%	28.6%	8.0%	15.1%	15.9%	2.7%	33.2%	1.1%	68.4%	100.0%
% of 2011 Credit Losses [5]	1.2%	25.8%	7.9%	10.8%	14.0%	2.2%	27.3%	0.6%	63.4%	100.0%
% of Q1 2012 Credit Losses [5]	1.2%	23.3%	7.7%	14.2%	18.7%	2.5%	24.7%	1.2%	63.2%	100.0%

(1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.
(2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of March 31, 2012.
(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Q1 Form 10-Q.

6

FannieMae

Fannie Mae Credit Profile by Origination Year and Key Product Features

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year

		Origination Year								
As of March 31, 2012	Overall Book	2012	2011	2010	2009	2008	2007	2006	2005	2004 and Earlier
Unpaid Principal Balance (billions) (1)	$2,777.3	$125.9	$500.4	$484.8	$418.9	$176.6	$253.6	$176.5	$179.0	$461.6
Share of Single-Family Conventional Guaranty Book	100.0%	4.5%	18.0%	17.5%	15.1%	6.4%	9.1%	6.4%	6.4%	16.6%
Average Unpaid Principal Balance(1)	$156,697	$213,893	$200,673	$198,648	$190,413	$171,609	$173,035	$157,721	$143,287	$89,835
Serious Delinquency Rate	3.67%	—	0.07%	0.29%	0.63%	5.74%	12.27%	11.58%	7.23%	3.30%
Weighted Average Origination Loan-to-Value Ratio	71.5%	70.0%	70.0%	69.6%	68.6%	75.3%	78.6%	75.5%	73.2%	70.7%
Origination Loan-to-Value Ratio > 90% (2)	10.3%	11.2%	10.4%	8.1%	5.1%	13.3%	21.5%	12.7%	9.4%	9.2%
Weighted Average Mark-to-Market Loan-to-Value Ratio	80.0%	69.9%	71.2%	72.7%	74.2%	94.1%	114.1%	113.0%	96.7%	62.0%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	10.9%	3.7%	4.1%	5.8%	7.6%	25.4%	27.2%	23.4%	19.1%	6.2%
Mark-to-Market Loan-to-Value Ratio > 125%	7.7%	0.5%	0.3%	0.5%	0.6%	12.7%	31.5%	31.5%	19.4%	3.1%
Weighted Average FICO(3)	739	763	761	761	758	728	703	706	714	716
FICO < 620 (3)	3.1%	0.6%	0.5%	0.5%	0.5%	3.6%	8.7%	7.1%	5.4%	5.9%
Interest Only	4.5%	0.3%	0.6%	1.0%	1.0%	6.4%	16.0%	17.6%	10.9%	2.2%
Negative Amortizing	0.3%	—	—	—	—	—	0.1%	1.2%	1.4%	0.8%
Fixed-rate	89.4%	96.5%	93.8%	94.8%	97.2%	85.8%	77.6%	75.9%	77.9%	87.3%
Primary Residence	89.3%	89.6%	88.4%	90.4%	91.8%	87.0%	88.3%	86.5%	86.8%	90.4%
Condo/Co-op	9.4%	8.2%	8.9%	8.6%	8.8%	12.2%	11.3%	11.6%	10.8%	7.9%
Credit Enhanced (4)	13.8%	9.8%	10.1%	7.4%	7.3%	28.4%	32.3%	21.3%	16.6%	12.1%
% of 2007 Credit Losses (5)	100.0%	—	—	—	—	—	1.9%	21.3%	23.6%	53.2%
% of 2008 Credit Losses (5)	100.0%	—	—	—	—	0.5%	27.9%	34.9%	19.3%	17.3%
% of 2009 Credit Losses (5)	100.0%	—	—	—	—	4.8%	36.0%	30.9%	16.4%	11.9%
% of 2010 Credit Losses (5)	100.0%	—	—	—	0.4%	7.0%	35.8%	29.2%	15.9%	11.7%
% of 2011 Credit Losses (5)	100.0%	—	—	0.7%	1.6%	5.7%	30.3%	27.7%	19.2%	14.8%
% of Q1 2012 Credit Losses (5)	100.0%	—	0.2%	1.1%	1.9%	7.5%	34.6%	26.0%	15.0%	13.6%
Cumulative Default Rate (6)	—	—	0.0%	0.1%	0.2%	2.8%	9.7%	9.1%	5.5%	—

(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of March 31, 2012.

(2) The increase for 2010, 2011, and 2012 is the result of our Refi Plus loans, which started in April 2009, and involve the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%.

(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Q1 Form 10-Q.

(6) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2002 to 2004 cumulative default rates, refer to slide 15.

7

FannieMae

Fannie Mae Credit Profile by State

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by State

As of March 31, 2012	Overall Book	AZ	CA	FL	NV	Select Midwest States [5]
Unpaid Principal Balance (billions) [1]	$2,777.3	$66.5	$523.8	$173.2	$28.4	$283.7
Share of Single-Family Conventional Guaranty Book	100.0%	2.4%	18.9%	6.2%	1.0%	10.2%
Average Unpaid Principal Balance [1]	$156,697	$149,009	$222,758	$139,258	$159,582	$122,518
Serious Delinquency Rate	3.67%	3.22%	2.24%	11.35%	7.06%	4.02%
Origination Years 2005-2008	28.3%	42.4%	23.5%	51.0%	49.0%	26.7%
Weighted Average Origination Loan-to-Value Ratio	71.5%	75.2%	65.3%	73.9%	75.5%	75.4%
Origination Loan-to-Value Ratio > 90%	10.3%	13.1%	5.2%	11.9%	11.1%	14.4%
Weighted Average Mark-to-Market Loan-to-Value Ratio	80.0%	105.2%	81.1%	106.4%	137.9%	85.1%
Mark-to-Market Loan-to-Value Ratio >100% and <=125%	10.9%	18.2%	10.4%	16.6%	15.1%	16.4%
Mark-to-Market Loan-to-Value Ratio >125%	7.7%	27.5%	11.6%	31.2%	50.9%	8.3%
Weighted Average FICO [2]	739	740	749	725	734	734
FICO < 620 [2]	3.1%	2.5%	1.6%	4.7%	2.6%	4.0%
Interest Only	4.5%	9.1%	6.7%	8.6%	12.9%	2.8%
Negative Amortizing	0.3%	0.4%	0.9%	0.8%	1.0%	0.1%
Fixed-rate	89.4%	84.1%	86.6%	83.5%	77.6%	89.1%
Primary Residence	89.3%	81.1%	87.3%	82.3%	78.4%	93.3%
Condo/Co-op	9.4%	4.5%	11.9%	13.9%	5.9%	11.0%
Credit Enhanced [3]	13.8%	13.4%	6.1%	15.2%	14.0%	17.6%
% of 2007 Credit Losses [4]	100.0%	1.8%	7.2%	4.7%	1.2%	46.6%
% of 2008 Credit Losses [4]	100.0%	8.0%	25.2%	10.9%	4.9%	21.1%
% of 2009 Credit Losses [4]	100.0%	10.8%	24.4%	15.5%	6.5%	14.8%
% of 2010 Credit Losses [4]	100.0%	10.0%	22.6%	17.5%	6.1%	13.6%
% of 2011 Credit Losses [4]	100.0%	11.7%	27.0%	11.0%	7.9%	12.0%
% of Q1 2012 Credit Losses [4]	100.0%	7.6%	19.6%	19.6%	5.1%	17.7%

(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of March 31, 2012.
(2) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(3) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(4) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Q1 Form 10-Q.
(5) Select Midwest states are Illinois, Indiana, Michigan and Ohio.

8

FannieMae

Fannie Mae Alt-A Credit Profile by Key Product Features

Credit Characteristics of Alt-A Single-Family Conventional Guaranty Book of Business by Origination Year

As of March 31, 2012	Alt-A [1]	2012 [2]	2011 [2]	2010 [2]	2009 [2]	2008	2007	2006	2005	2004 and Earlier
Unpaid principal balance (billions) [3]	$175.9	$0.8	$6.4	$4.0	$1.4	$4.2	$42.7	$45.3	$31.7	$39.2
Share of Alt-A	100.0%	0.5%	3.6%	2.3%	0.8%	2.4%	24.3%	25.8%	18.0%	22.3%
Weighted Average Origination Loan-to-Value Ratio	73.5%	74.9%	74.0%	79.0%	75.0%	68.3%	75.1%	74.3%	72.9%	71.1%
Origination Loan-to-Value Ratio > 90% [4]	6.9%	26.8%	24.6%	28.4%	20.6%	2.6%	8.5%	4.9%	3.3%	4.9%
Weighted Average Mark-to-Market Loan-to-Value Ratio	102.7%	74.8%	76.3%	84.8%	83.5%	90.1%	118.9%	120.0%	106.5%	70.6%
Mark-to-Market Loan-to-Value Ratio > 100% and <=125%	20.0%	14.9%	14.8%	23.4%	22.8%	21.1%	25.5%	23.7%	21.0%	9.4%
Mark-to-Market Loan-to-Value Ratio > 125%	25.2%	—	1.7%	1.3%	2.5%	12.0%	36.5%	37.4%	27.4%	6.0%
Weighted Average FICO [5]	716	732	743	734	735	723	709	711	721	718
FICO < 620 [5]	1.0%	6.0%	2.7%	3.3%	3.7%	0.3%	0.6%	0.6%	0.4%	1.6%
Adjustable-rate	33.7%	1.4%	2.1%	4.4%	3.7%	22.4%	34.5%	38.9%	44.3%	29.4%
Interest Only	27.3%	—	—	—	0.1%	7.3%	37.0%	37.5%	29.9%	14.0%
Negative Amortizing	2.6%	—	—	—	—	—	—	3.8%	5.9%	2.4%
Investor	17.8%	26.0%	22.8%	12.0%	5.4%	18.7%	19.0%	16.6%	19.9%	16.2%
Condo/Co-op	10.3%	9.2%	6.9%	9.4%	8.9%	6.9%	9.2%	11.1%	12.9%	9.7%
California	21.0%	26.9%	25.5%	19.8%	15.8%	20.4%	21.0%	18.6%	20.1%	24.3%
Florida	11.8%	5.3%	4.1%	3.5%	3.4%	9.9%	13.1%	14.1%	13.6%	9.1%
Credit Enhanced [6]	16.0%	1.9%	2.1%	2.3%	1.5%	14.1%	17.8%	15.5%	15.5%	19.7%
2011 Serious Delinquency Rate	12.43%	—	0.21%	2.11%	4.25%	10.70%	18.46%	17.55%	12.19%	6.65%
2012 Serious Delinquency Rate	12.03%	—	0.40%	2.42%	4.51%	10.56%	17.82%	17.03%	11.93%	6.61%
% of 2007 Credit Losses [7]	27.8%	—	—	—	—	—	0.7%	9.8%	9.7%	7.7%
% of 2008 Credit Losses [7]	45.6%	—	—	—	—	0.0%	12.4%	20.1%	9.7%	3.4%
% of 2009 Credit Losses [7]	39.6%	—	—	—	—	0.4%	13.4%	15.8%	7.3%	2.6%
% of 2010 Credit Losses [7]	33.2%	—	—	0.0%	0.0%	0.5%	11.8%	12.8%	5.7%	2.3%
% of 2011 Credit Losses [7]	27.3%	—	—	0.1%	0.1%	0.3%	8.5%	10.1%	5.9%	2.5%
% of Q1 2012 Credit Losses [7]	24.7%	—	0.0%	0.1%	0.1%	0.3%	8.5%	9.6%	4.2%	2.0%
Cumulative Default Rate [8]	—	—	0.0%	0.8%	2.0%	7.7%	17.8%	16.9%	10.8%	—

(1) "Alt-A mortgage loan" generally refers to a mortgage loan that can be underwritten with reduced or alternative documentation than that required for a full documentation mortgage loan but may also include other alternative product features. In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have loans with some features that are similar to Alt-A mortgage loans that we have not classified as Alt-A because they do not meet our classification criteria. We have classified private-label mortgage-related securities held in our investment portfolio as Alt-A if the securities were labeled as such when issued.

(2) Newly originated Alt-A loans acquired in 2009, 2010, 2011, and 2012 primarily consist of the refinance of existing Alt-A loans under our Refi Plus initiative.

(3) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of March 31, 2012.

(4) The increase for 2009, 2010, 2011, and 2012 is the result of Refi Plus loans, which started in April 2009 and can have loan-to-value ratios that could be in excess of 100%

(5) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

(6) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At March 31, 2012, 9.9% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 4.7% had only pool insurance (which is generally subject to a deductible), 1.0% had primary mortgage insurance and pool insurance, and 0.4% carried other credit enhancement such as lender recourse.

(7) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Q1 Form 10-Q.

(8) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.

9

Fannie Mae Single-Family Serious Delinquency Rates by States and Region (1)

Serious Delinquency Rate by States

16% 14% 12% 10% 8% 6% 4% 2% 0%

2009 Q1 2009 Q2 2009 Q3 2009 Q4 2010 Q1 2010 Q2 2010 Q3 2010 Q4 2011 Q1 2011 Q2 2011 Q3 2011 Q4 2012 Q1

AZ CA FL NV Select Midwest States (2) All

Serious Delinquency Rate by Region (3)

8% 7% 6% 5% 4% 3% 2% 1% 0%

2009 Q1 2009 Q2 2009 Q3 2009 Q4 2010 Q1 2010 Q2 2010 Q3 2010 Q4 2011 Q1 2011 Q2 2011 Q3 2011 Q4 2012 Q1

Midwest Northeast Southeast Southwest West

(1) Calculated based on the number of loans in Fannie Mae’s single-family conventional guaranty book of business within each specified category. (2) Select Midwest states are Illinois, Indiana, Michigan, and Ohio.

(3) For information on which states are included in each region, refer to footnote 9 to Table 33 in Fannie Mae’s 2012 Q1 Form 10-Q.

Fannie Mae Single-Family Completed Workouts by Type

Number of Loans

100,000 75,000 50,000 25,000 0

87,533

82,684 78,079 80,195

77,748

2011 Q1 2011 Q2 2011 Q3 2011 Q4 2012 Q1

Modifications Repayment Plans Completed Forbearances Completed Preforeclosure Sales and Deeds-in-Lieu

Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include both completed modifications under the Administration’s Home Affordable Modification Program (HAMP) and completed non-HAMP modifications, and do not reflect loans currently in trial modifications Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation.

Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation.

Deeds-in-lieu of foreclosure involve the borrower’s voluntarily signing over title to the property.

In a preforeclosure sale, the borrower, working with the servicer, sells the home prior to foreclosure to pay off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds.

Home Affordable Modification Program (HAMP)

Fannie Mae Loans Under HAMP

Active Permanent HAMP

As of March 31, 2012 reporting period Active HAMP Trials Modifications (1)

Total 17,774 253,210

Modification Structure

Rate Reduction 93% 100%

Term Extension 65% 67%

Forbearance 21% 27%

Median Monthly Interest and

Principal Payment Reduction $403 $490

% of March 31, 2012 Seriously

Delinquent Loans 2%

Data Source: United States Treasury Department as reported by servicers to the system of record for the Home Affordable Modification Program, except for the percentage of seriously delinquent loans.

(1) Active Permanent HAMP modifications exclude modifications on loans that subsequently canceled because the loans were 90+ days delinquent or paid off.

Provides immediate payment relief to borrowers who are delinquent or in imminent risk of payment default.

Fannie Mae Single-Family Loan Modifications by Monthly Payment Change and Type

Change in Monthly Principal and Interest Payment

Modification Type of Single-Family Loans(1)(2) of Modified Single-Family Loans(1)(2)

100% 80% 60% 40% 20% 0%

Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012

Decrease of greater than 30% of Principal and Interest Payment

Decrease of greater than 20% but less than or equal to 30% of Principal and Interest Payment Decrease of less than or equal to 20% of Principal and Interest Payment No Change in Principal and Interest Payment Increase in Principal and Interest Payment

100% 80% 60% 40% 20% 0%

Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012

Capitalization of Missed Payments and Other Extend Term, Reduce Rate and Forbear Principal Extend Term and Reduce Rate Extend Term Only Reduce Rate Only

(1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. Modifications include permanent modifications, but do not reflect loans currently in trial modifications.

(2) Represents the change in the monthly principal and interest payment at the effective date of the modification. The monthly principal and interest payment on modified loans may vary, and may increase, during the remaining life of the loan.

Performance of Fannie Mae Modified Loans

Re-performance Rates of Modified Single-Family Loans(1)

% Current or Paid Off 2009 2009 2010 2010 2010 2010 2011 2011 2011 2011

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

3	months post modification 57% 78% 80% 79% 78% 81% 84% 84% 83% 84%
6	months post modification 47% 69% 71% 73% 75% 77% 78% 79% 79% n/a

9 months post modification 45% 62% 65% 71% 73% 72% 75% 77% n/a n/a

12 months post modification 42% 58% 65% 70% 70% 69% 74% n/a n/a n/a

15 months post modification 40% 60% 63% 66% 67% 68% n/a n/a n/a n/a

18 months post modification 41% 58% 60% 65% 67% n/a n/a n/a n/a n/a

21 months post modification 40% 56% 59% 65% n/a n/a n/a n/a n/a n/a

24 months post modification 39% 55% 60% n/a n/a n/a n/a n/a n/a n/a

(1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. Modifications include permanent modifications, but do not reflect loans currently in trial modifications.

Fannie Mae Single-Family Cumulative Default Rates

Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year

Cumulative Default Rate

10.0%

9.5%

9.0%

8.5%

8.0%

7.5%

7.0%

6.5%

6.0%

5.5%

5.0%

4.5%

4.0%

3.5%

3.0%

2.5%

2.0%

1.5%

1.0%

0.5%

0.0%

2012 2011

2007

2006

2008

2005

2004

2003

2002

Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1

Time Since Beginning of Origination Year

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Note: Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.

Data as of March 31, 2012 are not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods.

FannieMae

Fannie Mae Single-Family Real Estate Owned (REO) in Selected States

State	Average Days From Last Paid Installment to Foreclosure YTD 2012 (2) (3)	REO Acquisitions and Dispositions (Number of Properties)						REO Inventory as of March 31, 2012	REO Inventory as of March 31, 2011
		Q1 2012	2011	2010	2009	2008	2007		
Beginning Balance	NA	118,528	162,489	86,155	63,538	33,729	25,125	NA	NA
Arizona	387	2,246	16,172	20,691	12,854	5,532	751	3,795	9,703
California	527	3,829	27,589	34,051	19,565	10,624	1,681	11,789	21,800
Florida	1,031	5,610	13,748	29,628	13,282	6,159	1,714	10,401	13,871
Nevada	566	1,003	8,406	9,418	6,075	2,906	530	2,117	4,858
Select Midwest States (1)	698	11,657	33,777	45,411	28,464	23,668	16,678	30,963	34,311
All other States	563	23,355	100,004	122,879	65,377	45,763	27,767	55,092	68,681
Total Acquisitions	NA	47,700	199,696	262,078	145,617	94,652	49,121	NA	NA
Total Dispositions	NA	(52,071)	(243,657)	(185,744)	(123,000)	(64,843)	(40,517)	NA	NA
Ending Inventory	NA	114,157	118,528	162,489	86,155	63,538	33,729	NA	NA

(1) Select Midwest States are Illinois, Indiana, Michigan and Ohio.
(2) Measured from the last monthly period for which the borrowers fully paid their mortgages to when the related properties were added to our REO inventory for foreclosures completed during Q1 2012.
(3) Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. The average number of days from last paid installment to foreclosure for all states combined were 327, 325, 407, 479, and 529 in each of the years 2007 through 2011, respectively, and 641 year-to-date 2012.

REO Net Sales Prices (1) Compared With Unpaid Principal Balances of Mortgage Loans							
Q1 2012	2011	2010	2009	2008	2007	2006	2005
57%	55%	57%	55%	68%	78%	83%	87%

(1) Net sales price represents contract sales price less costs to sell the property and other reductions due at closing.

16

FannieMae

Fannie Mae Multifamily Credit Profile by Loan Attributes

As of March 31, 2012	Loan Counts	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent [2]	% of 2012 YTD Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business [1]	39,947	$194.9	100%	0.37%	100%	100%	100%
Credit Enhanced Loans:							
Credit Enhanced	35,843	$174.8	90%	0.35%	71%	83%	68%
Non-Credit Enhanced	4,104	$20.1	10%	0.57%	29%	17%	32%
Originating loan-to-value ratio: [3]							
Less than or equal to 70%	25,094	$104.2	53%	0.17%	20%	18%	8%
Greater than 70% and less than or equal to 80%	11,825	$82.2	42%	0.59%	62%	70%	89%
Greater than 80%	3,028	$8.5	4%	0.75%	18%	12%	3%
Delegated Underwriting and Servicing (DUS ®) Loans: [4]							
DUS ® - Small Balance Loans [5]	7,994	$15.3	8%	0.42%	4%	9%	7%
DUS ® - Non Small Balance Loans	11,510	$142.8	73%	0.25%	88%	72%	61%
DUS ® - Total	**19,504**	**$158.1**	**81%**	**0.26%**	**92%**	**81%**	**68%**
Non-DUS - Small Balance Loans [5]	19,207	$16.1	8%	1.22%	8%	12%	10%
Non-DUS - Non Small Balance Loans	1,236	$20.7	11%	0.55%	-	7%	22%
Non-DUS - Total	**20,443**	**$36.8**	**19%**	**0.84%**	**8%**	**19%**	**32%**
Maturity Dates:							
Loans maturing in 2012	961	$7.2	4%	0.77%	4%	7%	15%
Loans maturing in 2013	3,074	$17.2	9%	0.33%	2%	7%	10%
Loans maturing in 2014	2,563	$14.1	7%	0.46%	21%	5%	11%
Loans maturing in 2015	3,164	$16.3	8%	0.52%	6%	6%	4%
Loans maturing in 2016	3,107	$16.3	8%	0.69%	2%	8%	14%
Other maturities	27,078	$123.7	64%	0.28%	66%	68%	46%
Loan Size Distribution:							
Less than or equal to $750K	11,585	$3.6	2%	1.18%	2%	5%	2%
Greater than $750K and less than or equal to $3M	14,392	$21.2	11%	0.92%	10%	16%	16%
Greater than $3M and less than or equal to $5M	4,718	$17.2	9%	0.53%	7%	11%	17%
Greater than $5M and less than or equal to $25M	8,135	$81.9	42%	0.41%	61%	50%	48%
Greater than $25M	1,117	$70.9	36%	0.08%	20%	18%	17%

(1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral.
(2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(3) Weighted Average Original loan-to-value ratio is 66% as of March 31, 2012.
(4) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae purchases individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review.
(5) Multifamily loans under $3 million and up to $5 million in high cost of living areas.

17

Fannie Mae Multifamily Credit Profile by Acquisition Year

Multifamily SDQ Rate by Acquisition Year

SDQ (%)

1.60%

1.40%

1.20%

1.00%

0.80%

0.60%

0.40%

0.20%

0.00%

2011

2010

2009

2008

2007

2006

2005

Year Year Year Year Year Year Year Year

1	2 3 4 5 6 7 8

2005 2006 2007 2008 2009 2010 2011

Cumulative Default Rate

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

Cumulative Defaults by Acquisition Year

2010

2009

2008

2007

2006

2005

Year Year Year Year Year Year Year Year

1	2 3 4 5 6 7 8

2005 2006 2007 2008 2009 2010

% of Multifamily # of Seriously % of 2012 YTD % of 2011 % of 2010

Unpaid Principal Guaranty Book of % Seriously Delinquent Multifamily Multifamily Multifamily

As of March 31, 2012 Balance (Billions) Business (UPB) Delinquent (2) loans (2) Credit Losses Credit Losses Credit Losses

Total Multifamily Guaranty Book of Business (1) $194.9 100% 0.37% 312 100% 100% 100%

By Acquisition Year:

2012 $7.3 4%———-

2011 $24.3 12% 0.01% 1——

2010 $17.6 9% 0.04% 1 0%—-

2009 $18.0 9% 0.07% 4 3% 6% 2%

2008 $29.8 15% 0.58% 81 22% 31% 17%

2007 $36.9 19% 0.56% 123 50% 33% 38%

2006 $17.0 9% 0.60% 21 2% 7% 17%

2005 $14.2 7% 0.32% 18 24% 3% 2%

Prior to 2005 $29.7 15% 0.59% 63 1% 20% 25%

(1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. (2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.

FannieMae

Fannie Mae Multifamily Credit Profile

As of March 31, 2012	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent [2]	% of 2012 YTD Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business [1]	$194.9	100%	0.37%	100%	100%	100%
Region: [3]						
Midwest	$16.2	8%	1.04%	4%	23%	10%
Northeast	$41.8	21%	0.41%	1%	3%	5%
Southeast	$38.8	20%	0.43%	56%	42%	40%
Southwest	$32.7	17%	0.21%	16%	26%	40%
Western	$65.3	34%	0.23%	23%	6%	6%
Top Five States by UPB:						
California	$51.6	26%	0.11%	2%	1%	2%
New York	$24.7	13%	0.31%	-	-	1%
Texas	$15.9	8%	0.24%	6%	19%	12%
Florida	$9.7	5%	1.04%	48%	10%	13%
Virginia	$7.3	4%	–	-	-	-
Asset Class: [4]						
Conventional/Co-op	$172.8	89%	0.41%	100%	96%	99%
Seniors Housing	$14.5	7%	-	-	-	-
Manufactured Housing	$4.9	3%	0.07%	-	-	-
Student Housing	$2.6	1%	0.45%	-	4%	1%
Targeted Affordable Segment:						
Privately Owned with Subsidy [5]	$27.6	14%	0.18%	4%	14%	6%
DUS & Non-DUS Lenders:						
DUS Lender: Bank (Direct, Owned Entity, or Subsidiary)	$86.0	44%	0.46%	5%	34%	53%
DUS Lender Non-Bank Financial Institution	$93.5	48%	0.67%	92%	63%	40%
Non-DUS Lender: Bank (Direct, Owned Entity, or Subsidiary)	$14.1	8%	0.84%	3%	1%	4%
Non-DUS Lender: Non-Bank Financial Institution	$1.1	1%	0.41%	0%	1%	3%
Non-DUS Lender: Public Agency/Non Profit	$0.2	0%	0.14%	0%	0%	0%

(1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral.
(2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(3) For information on which states are included in each region, refer to Fannie Mae's 2012 Q1 Form 10-Q.
(4) Asset Class Definitions: Conventional/Co-Op Housing: Privately owned multifamily properties or multifamily properties in which the residents collectively own the property through their shares in the cooperative corporation. Seniors Housing: Multifamily rental properties for senior citizens. Manufactured Housing: A residential real estate development consisting of housing sites for manufactured homes, related amenities, utility services, landscaping, roads and other infrastructure. Student Housing: Multifamily rental properties in which 80% or more of the units are leased to undergraduate and/or graduate students.
(5) The Multifamily Affordable Business Channel focuses on financing properties which are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

19

Fannie Mae Multifamily Q1 2012 Credit Losses by State ($ Millions)

Example: UPB in Ohio is $2.8B and Q1 2012 Credit Losses have been $2M

Portfolio UPB(1) Concentration by State as of 03/31/2012

Numbers: Represent Q1 2012 credit losses for each state which total $136M as of March 31, 2012. States with no numbers had less than $1 million in credit losses in Q1 2012. Shading: Represent Unpaid Principal Balance (UPB) for each state which total $194.8B as of March 31, 2012.

(1)	Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral